November 2, 2005

Perkins Opportunity Fund
A series of Professionally Managed Portfolios
Supplement to Prospectus dated
July 29, 2005

Please note that on December 7, 2005, the Perkins Opportunity Fund (“the Fund”) is liquidating and will be closed. Due to the shrinking asset base, increasing expense ratio and current performance history, the Fund’s management and the Board of Trustees has determined that it is in the best interest of the shareholders of the Perkins Opportunity Fund to liquidate the Fund.

In preparation for the dissolution of the Fund, the Advisor is no longer actively investing the Fund’s portfolio in the stock market.

Accounts not redeemed by December 7, 2005 will automatically be redeemed and cash proceeds will be sent to the address of record.

Please retain this Supplement with the Prospectus.
The date of this Supplement is November 2, 2005